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                         GREENWICH STREET SERIES FUND
                               on behalf of the
                SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND
                                 (the "Fund")

                       Supplement dated October 15, 2003
                    to the Prospectus dated April 30, 2003

The following information supplements the portfolio managment information set forth under the section "Portfolio Managers" under "Investments, Risks and Performance."

Effective November 10, 2003, Kevin Caliendo will serve as Co-Portfolio Manager of the Fund. Mr. Caliendo has been with Salomon Brothers Asset Management Inc ("SaBAM") since 2002. Mr. Caliendo is an investment officer of SaBAM and a Director of Citigroup Global Markets Inc., an affiliate of SaBAM.

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